Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Amortized cost
Due in one year or less	$ 89,822
Due after one year through five years	1,095,001
Due after five years through ten years	1,443,613
Due after ten years	4,176,392
Total before asset and mortgage-backed securities	6,804,828
Asset and mortgage-backed securities	1,494,668
Total fixed maturities	8,299,496	$ 8,274,194
Fair value
Due in one year or less	90,008
Due after one year through five years	1,111,271
Due after five years through ten years	1,469,357
Due after ten years	4,056,041
Total before asset and mortgage-backed securities	6,726,677
Asset and mortgage-backed securities	1,486,063
Total fixed maturities	$ 8,212,740	$ 7,945,942